abrdn Funds

abrdn Dynamic Dividend Fund

abrdn Emerging Markets ex-China Fund

abrdn Emerging Markets Fund

abrdn Global Infrastructure Fund

abrdn High Income Opportunities Fund

abrdn Infrastructure Debt Fund

abrdn Real Estate Fund

abrdn Short Duration High Yield Municipal Fund

abrdn U.S. Small Cap Equity Fund

abrdn U.S. Sustainable Leaders Fund

abrdn Ultra Short Municipal Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 30, 2026 to the Funds’ Prospectus (the “Prospectus”) and
Statement of Additional Information (“SAI”) dated February 28, 2026,

as supplemented to date

Effective November 30, 2026, the section entitled “Exchanging Shares” beginning on p. 122 of the Prospectus is replaced in its entirety by the following:

Exchanging Shares

If you hold Class A, Class C, Institutional Class or Institutional Service Class shares (as applicable), you may exchange your Fund shares for shares of another Fund of the Trust (a “New Fund”) that is currently accepting new investments as long as:

•	your financial intermediary’s policies and procedures permit exchanges;

•	both accounts have the same registration;

•	your first purchase in the New Fund meets its minimum investment requirement; and

•	you purchase the same class of shares. For example, you may exchange between Class A shares of eligible Funds of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, you may exchange all or part of your shares for shares of the same class of the New Fund without paying a front-end sales charge or CDSC at the time of the exchange. However,

•	if you exchange Class A shares that were subject to either no front-end sales charge or a lower front-end sales charge than Class A shares of the New Fund, a front-end sales charge may apply based on the amount you would have owed if you had directly purchased Class A shares of the New Fund, less any sales charge already paid in connection with the purchase of shares of the original Fund or with the purchase of shares exchanged into the original Fund.

•	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase (within 12 months of the original purchase of the Short Duration High Yield Municipal Fund or with respect to Class A1 of the Ultra Short Municipal Income Fund), the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Effective November 30, 2026, the first four paragraphs in the section entitled “Exchanges Among Funds” beginning on p. 112 of the SAI are replaced in their entirety by the following:

Exchanges Among Funds - Exchanges may be made among any of the Funds of the Trust within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund (the “New Fund”) meets the New Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Funds may not be available unless the Class R shares of the other Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, you may exchange all or part of your shares for shares of the same class of another Fund of the Trust that is currently accepting new investments without paying a front-end sales charge or CDSC at the time of the exchange. However, if you exchange Class A shares of a Fund that were subject to either no front-end sales charge or a lower front-end sales charge than Class A shares of the New Fund, a front-end sales charge may apply based on the amount you would have owed if you had directly purchased Class A shares of the New Fund, less any sales charge already paid in connection with the purchase of shares of the original Fund or with the purchase of shares exchanged into the original Fund. If you exchange Class A shares of a Fund that are subject to a CDSC into another Fund and then redeem those Class A shares within 18 months of the original purchase (within 12 months of the original purchase of the Short Duration High Yield Municipal Fund or with respect to Class A1 of the Ultra Short Municipal Income Fund), the CDSC applicable to the original purchase is charged.

If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Please retain this Supplement for future reference.